Federated Investors
World-Class Investment Manager

Federated American Leaders Fund, Inc.

ANNUAL REPORT March 31, 2001

Established 1969

John F. Donahue

President

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc. was created in 1969, and I am pleased to present its 32nd Annual Report. This fund invests in America's blue-chip corporations--more than 90 well-known, high-quality, large-capitalized corporations whose shares are held by individuals and institutions alike. Typical holdings in this "value" style portfolio include: Boeing Co., Exxon Mobil Corp., Bristol-Myers Squibb Co., and Loews Corp.

On March 31, 2001, the end of the reporting period, net assets totaled more than $3.4 billion. This figure reflected the continued confidence of more than 168,000 shareholder accounts who purchased shares of this attractive, high-quality, blue-chip stock fund.

This report covers the 12-month period from April 1, 2000 through March 31, 2001. It begins with a discussion with portfolio manager Kevin R. McCloskey, Vice President, who co-manages the fund with Michael P. Donnelly, Senior Vice President, both of Federated Investment Management Company. Following this discussion are three additional items of shareholder interest. First is a series of graphs indicating the fund's long-term performance. Second is a complete listing of the fund's high-quality, blue-chip stocks, and third is a publication of the fund's financial statements.

While the returns of the stock market and Federated American Leaders Fund were slightly negative, the 12-month period covered by this report demonstrated that value investments afford investors less volatility than growth issues. The first half of the fund's fiscal year marked a turning point regarding investor sentiment towards technology and "New Economy" stocks. Investors decided that the valuation disparities between the technology sector and the rest of the market had become extreme by historical standards, and looked for opportunities in areas with lower expectations. High price-to-earnings ratio stocks declined, while stocks with lower price-to-earnings ratios and realistic earnings expectations attracted both individual and institutional investors. As Kevin explains, market leadership changed dramatically, and investors flocked back to so-called "Old Economy" stocks such as those in the financial and utility sectors.

Federated American Leaders Fund gives you the opportunity to participate in the growth and income potential of a high-quality stock portfolio representing all 11 major industry sectors--leaders like Allstate Corp., Healthsouth Corp., General Motors Corp., International Business Machines Corp., Minnesota Mining and Manufacturing Co., Sara Lee Corp., and Wal-Mart Stores, Inc. Over the 12-month reporting period, the fund's carefully selected holdings greatly outperformed the (21.68%) total return of the Standard & Poor's 500 Index ("S&P 500").1

The performance of the fund's share classes is listed below.2

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	(0.17%)	$0.244	$0.792	$24.74 to $23.68 = (4.28%)
Class B Shares	(0.90%)	$0.083	$0.792	$24.67 to $23.59 = (4.38%)
Class C Shares	(0.88%)	$0.086	$0.792	$24.68 to $23.60 = (4.38%)
Class F Shares	(0.17%)	$0.244	$0.792	$24.71 to $23.65 = (4.29%)

1 The S&P 500 is an unmanaged index of common stocks in industry, transportation and financial and public utility companies. The index is unmanaged, and investments cannot be made in an index.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F shares were (5.66%), (6.16%), (1.84%), and (2.11%), respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Thank you for participating in the growth and income opportunities afforded by the fund's portfolio of attractively valued stocks. Remember, reinvesting your quarterly earnings is a convenient way to build the value of your account--and help your shares increase through the benefits of compounding.

Sincerely,

John F. Donahue

John F. Donahue

President

May 15, 2001

"The second quarter saw a surge in value stocks that more than made up for their first quarter underperformance...they continued to outperform the broad market during the third quarter."

Kevin R. McCloskey, CFA

Vice President
Federated Investment Management Company

Investment Review

Q. Overall, the fund's fiscal year saw the market slide into the biggest bear market in a decade. What is your quarter-by-quarter analysis?

A. In the first three months of the reporting period, the market turned negative as technology and communication services companies began to perform poorly. The consumer cyclical sector was dragged down by weakness in retailers and autos due to interest rate increases by the Federal Reserve Board (the "Fed"). Financial and capital goods companies also fell, so consequently, our "value" management strategies underperformed growth strategies during this period.

The next three months, however, saw a surge in value stocks that more than made up for their first quarter underperformance. The Fed stopped raising short-term rates, which helped the interest-rate sensitive sectors of the market, such as financials and utilities. The excessive valuation of many growth stocks left them vulnerable to economic uncertainty and earnings disappointments. Even the stalwarts of the New Economy stumbled, as investors sought safety in value stocks. The S&P 500 returned (3.6%) during the first six months of the reporting period, while the S&P 500's technology sector declined 21.4%.

Continued weakness in the technology and communication service stocks highlighted the fund's third quarter. Technology stocks fell 32% during the fund's third quarter, and communication services stocks declined 19%, led by weakness in WorldCom, Inc. and Sprint Fon Group. Investors sought out defensive sectors, such as health care and utilities, and also poured money into cyclical areas like transportation and basic materials. Value stocks continued to outperform the broad market during this period.

Michael P. Donnelly, CFA

Senior Vice President
Federated Investment Management Company

The fund's fourth quarter was extremely volatile and was an overall weak quarter for the market in general. As expected, the fund demonstrated its downside protection versus the S&P 500. The fund's (4.36%) return on Class A Shares for the quarter far outshone the S&P 500 return of (11.86%) and the S&P/Barra Value Index return of (6.50%). Growth stocks did not perform well, as the S&P/Barra Growth Index declined 17.39% during the period.1

Q. How did Federated American Leaders Fund perform for shareholders during the 12-month period?

A. For the 12-month reporting period ended March 31, 2001, the fund's Class A, B, C, and F shares produced total returns of (0.17%), (0.90%), (0.88%), and (0.17%), respectively. This performance is based on net asset value and included income dividends and capital gains. These returns far outdistanced the S&P 500's total return of (21.68%) for the period, and outperformed the S&P/Barra Value Index, which fell 1.08%. During the reporting period, the fund underperformed the 4.28% average return of the multi-cap value funds tracked by Lipper Analytical Services, Inc.2

1 The S&P/Barra Value Index is an unmanaged, market capitalization-weighted index of stocks with lower price-to-book ratios. The S&P/Barra Growth Index is an unmanaged index comprising those companies with higher price-to-book ratios--a characteristic associated with growth stocks. The index is unmanaged, and investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

Q. In addition to the general weakness across virtually all equity markets, what impacted the fund's performance?

A. During the fiscal year, positive influences on the performance of the Fund included an underweight position and favorable security selection within the technology sector, and an overweight position in the utility sector. Our overweight position and holdings in the financial sector and our solid health care picks also helped performance.

We remain true to our value disciplines that have served us well over the long term--identifying leading companies with inherent franchise values that are temporarily out of favor, and appear inexpensive relative to their history and relative to the market, as well as to their expected growth rates.

Q. What are your comments on the technology sector's unprecedented slide over the 12-month period, which contrasted sharply with the value style of investing?

A. The fund's fiscal year, while certainly not "a walk in the park" for any money manager, was a relatively good period for value managers, as prices plummeted for growth stocks and technology stocks in particular. The speed of the decline in the technology sector has been amazing. From its peak levels on March 10, 2000 through March 31, 2001, the technology-heavy NASDAQ Index composite declined 63%. Many Internet-related companies lost over 90% of their value during the period--a complete reversal of their market dominance during calendar years 1998 and 1999. In fact, the decline in the technology sector during the past 15 months has allowed value stocks to erase their underperformance relative to growth stocks over the past several years. From December 31, 1997 through March 31, 2001, the S&P/Barra Value Index outperformed the S&P/Barra Growth Index by 10.9%. The S&P/Barra Growth Index still trades at 1.7 times the price-earnings multiple of the S&P/Barra Value Index, even after the declines of the past 15 months, and remains well above historical averages.

"As expected, the fund demonstrated its downside protection versus the S&P 500."

"Positive influences on the fund included an underweight position and favorable security selection within the technology sector, and an overweight position in the utility sector."

Q. How was the fund's portfolio weighted among sectors at the end of the period?

A. At the end of the reporting period, the fund's sector weightings were as follows:

Sector	Percentage of Portfolio	Percentage of S&P 500 Index
Financials	22.5%	17.7%
Consumer Cyclicals	11.9%	8.6%
Technology	11.5%	18.1%
Consumer Staples	10.8%	12.9%
Health Care	10.1%	13.4%
Capital Goods	8.1%	8.8%
Utilities	6.8%	4.2%
Energy	6.7%	6.9%
Communication Services	6.6%	6.1%
Basic Materials	2.0%	2.5%
Transportation	1.2%	0.8%
Other	1.8%	--
TOTAL PERCENTAGE OF PORTFOLIO	100.0%	100.0%

Q. What were some of your noteworthy purchases and sales during the reporting period?

A. Our additions included the following companies:

BP Amoco PLC, ADR (0.8% of net assets)--BP is a high-quality, low-risk, diversified energy company which has fallen out of favor, as its strategy has shifted from a sole focus on cost cutting to a more balanced approach incorporating growth initiatives. This energy giant is still integrating the merger of Amoco and Arco, and therefore has yet to fully realize all of the savings associated with their integration.

Chevron Corp. (0.9% of net assets)--Chevron was attractively ranked by our valuation models and was trading at the largest discount in the past ten years versus Exxon Mobil Corp on a price-to-earnings and price-to-sales basis. The company has agreed to acquire Texaco Corp, a transaction that should close this calendar year. The addition of the Texaco assets improves the company's position relative to the other large multi-national energy companies.

First Union Corp. (1.3% of net assets)--First Union's stock had declined over 50% from its highs in 1998, and has aggressively moved to restructure its operations after the integration of two large acquisitions went poorly. The company has new leadership at most senior level positions and is focusing on integration and efficient use of capital.

Lowe's Cos., Inc. (1.4% of net assets)--Lowe's operates in an attractive segment of retail--"do-it-yourself" home improvement. Its integration of Eagle Hardware has progressed slower than expected, but the stock is the cheapest it has been in three years on a price/earnings ratio basis and the least expensive in seven years versus Home Depot.

Minnesota Mining & Manufacturing Company (1.0% of net assets)--3M has accelerated growth with a push into health care, electronics and technology businesses. Its safety business will get a boost from increased spending in the nation's infrastructure. Given its mix of businesses, we believe 3M is inexpensively priced. A new CEO, to be named later this year, could accelerate this shift and lift the depressed multiple, which is already low for an "Old Economy" stock.

Some of the companies we sold during the period were:

Brunswick Corp.--The corporation's largest competitor, Outboard Marine, declared bankruptcy in December, and the Federal Trade Commission is investigating potential antitrust activities against Brunswick. We believe that the short-term risks in the stock outweighed its long-term potential.

Deere & Company--The stock realized rapid appreciation, as positive fundamentals regarding the agricultural cycle began to unfold. We were still concerned over Deere's exposure to construction equipment. The fund sold into the stock's strength as additional upside could only result from speculation that poor weather would cause corn prices to rise, which in turn would increase spending by farmers.

Delphi Auto Systems Corp.--We sold our position in Delphi to reduce our exposure to auto-parts companies. Despite possessing an attractive valuation, we see the challenges of a slowing auto market and their heavy dependence on sales to General Motors making it difficult for the stock of this pure play auto company to outperform the market in the near-term.

Schlumberger Ltd.--Schlumberger announced the acquisition of Sema Group PLC in February 2001. Sema is an information technology services company with a large customer base in the utility sector. Schlumberger desires to grow the information technology portion of their business, and we disagree with this approach, given their leading positions in the oil field services industry. We believe this acquisition adds integration risk to the Schlumberger story, when they should be focusing on oil and gas activities.

"The decline in the technology sector during the past 15 months has allowed value stocks to erase their underperformance relative to growth stocks over the past several years."

Q. What were the fund's top ten holdings as of March 31, 2001?

A. The top ten holdings were as follows:

Name	Percentage of Portfolio
Loews Corp.	2.2%
Verizon Communications, Inc.	2.0%
Washington Mutual, Inc.	2.0%
Allstate Corp.	1.9%
PNC Financial Services Group	1.9%
UST, Inc.	1.8%
Toys "R" Us, Inc.	1.8%
First Data Corp.	1.7%
MBIA, Inc.	1.7%
Philip Morris Cos., Inc.	1.7%
TOTAL PERCENTAGE OF PORTFOLIO	18.7%

Q. At this point, what are your thoughts on the U.S. stock market?

A. We believe the market's rotation back toward value investing will continue, given the uncertainty surrounding the prospects for earnings in the technology sector and the overall market. Volatility has accelerated, and the speed of the sentiment change away from technology has been unprecedented. Despite the sizable declines experienced by the most richly valued areas of the market, valuation differentials between growth and value benchmarks remain historically wide. Investors have clearly become reoriented with the concepts of risk and valuation, so the markets should be more balanced going forward.

Q. How are you positioning the fund to take advantage of these prospects?

A. The energy sector has escaped the bear market so far, maintaining solid fundamentals and strong commodity prices. OPEC is reducing production, exploration budgets are rising, and gas demand from utilities promises to be huge, given the problems we have seen in California and could see in New York State. We're currently maintaining an overweight position in this sector.

We are also overweight in consumer cyclicals, which significantly rose in January following that month's two interest rate cuts, and we think future rate cuts will benefit retailers and durable goods manufacturers. Fundamentals in the sector should improve later this year.

We continue to favor financials, even after the strong performance most financial stocks enjoyed during the last six months of the fund's fiscal year. The Fed's actions should benefit this sector later in calendar 2001.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $33,000 in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $863,294 on 3/31/01. You would have earned a 10.71%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/01, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (5.66%), 11.57%, and 13.32%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (7/25/94) total returns were (6.16%), 11.72%, and 14.53%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/22/93) total returns were (1.84%), 11.97%, and 13.10%, respectively. Class F Shares' average annual 1-year, 5-year, and since inception (7/28/93) total returns were (2.11%), 12.58%, and 13.59%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 32 years (reinvesting all dividends and capital gains) grew to $357,178.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $33,000, but your account would have reached a total value of $357,1781 by 3/31/01. You would have earned an average annual total return of 12.15%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan have been planning for the college education of their three children. On March 31, 1985, they invested $5,000 in the Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 16 years, the original $5,000 investment, along with their additional monthly $250 investments totaling $53,000 has grown to $173,991. This represents a 12.48% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated American Leaders Fund, Inc.--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1991 to March 31, 2001, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Multi-Cap Value Average (LMCVA).2

Average Annual Total Return[3] as of 3/31/2001
1 Year	(5.66%)
5 Years	11.57%
10 Years	13.32%
Start of Performance (2/26/1969)	10.71%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was effective prior to October 1, 1994. As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged. The LMCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges.

Federated American Leaders Fund, Inc.--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class B Shares) (the "Fund") from July 25, 1994 (start of performance) to March 31, 2001, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Multi-Cap Value Average (LMCVA).2

Average Annual Total Return[3] as of 3/31/2001
1 Year	(6.16%)
5 Years	11.72%
Start of Performance (7/25/1994)	14.53%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption after six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged. The LMCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated American Leaders Fund, Inc.--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class C Shares) (the "Fund") from April 22, 1993 (start of performance) to March 31, 2001, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Multi-Cap Value Average (LMCVA).2

Average Annual Total Return[3] as of 3/31/2001
1 Year	(1.84%)
5 Years	11.97%
Start of Performance (4/22/1993)	13.10%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged. The LMCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated American Leaders Fund, Inc.--Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class F Shares) (the "Fund") from July 28, 1993 (start of performance) to March 31, 2001, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Multi-Cap Value Average (LMCVA).2

Average Annual Total Return[3] as of 3/31/2001
1 Year	(2.11%)
5 Years	12.58%
Start of Performance (7/28/1993)	13.59%

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged. The LMCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

March 31, 2001

Shares			Value
		COMMON STOCKS--95.1%
		Basic Materials--2.0%
399,300		Air Products & Chemicals, Inc.	$15,333,120
831,700		Corn Products International, Inc.	21,341,422
653,900		Nucor Corp.	26,201,773
115,300		PPG Industries, Inc.	5,314,177

		TOTAL	68,190,492

		Capital Goods--8.1%
800,700		Boeing Co.	44,606,997
510,000		General Dynamics Corp.	31,997,400
616,000		Ingersoll-Rand Co.	24,461,360
1,262,559	[1]	Koninklijke (Royal) Philips Electronics NV, ADR	33,710,325
317,500		Minnesota Mining & Manufacturing Co.	32,988,250
438,000		Textron, Inc.	24,895,920
1,182,239	[1]	Tyco International Ltd.	51,108,192
1,436,200		Waste Management, Inc.	35,474,140

		TOTAL	279,242,584

		Communication Services--6.6%
1,200,250	[1]	AT&T Corp.	25,565,325
973,737	[2]	Qwest Communications International, Inc.	34,129,482
1,121,247		SBC Communications, Inc.	50,041,254
251,500		Telephone and Data System, Inc.	23,515,250
1,403,142	[1]	Verizon Communications, Inc.	69,174,901
1,371,500	[2]	WorldCom, Inc.	25,629,906

		TOTAL	228,056,118

		Consumer Cyclicals--11.5%
1,074,000		Block (H&R), Inc.	53,764,440
3,321,057	[2]	Cendant Corp.	48,454,222
794,500	[2]	Federated Department Stores, Inc.	33,011,475
1,399,239		Ford Motor Co.	39,346,601
349,502		General Motors Corp.	18,121,679
2,184,400	[2]	K Mart Corp.	20,533,360
656,700		Liz Claiborne, Inc.	30,897,735
811,450		Lowe's Cos., Inc.	47,429,252
Shares			Value
		COMMON STOCKS--continued
		Consumer Cyclicals--continued
222,100		TRW, Inc.	$7,551,400
2,427,400	[2]	Toys "R" Us, Inc.	60,927,740
701,850		Wal-Mart Stores, Inc.	35,443,425

		TOTAL	395,481,329

		Consumer Staples--10.4%
1,023,600		Anheuser-Busch Cos., Inc.	47,013,948
727,800	[2]	AT&T Corp. - Liberty Media Group, Inc., Class A	10,189,200
1,238,800	[1,2]	Charter Communications, Inc.	28,027,850
368,055		General Motors Corp., Class H	7,177,072
554,600		Kimberly-Clark Corp.	37,618,518
1,625,800	[1]	News Corp. Ltd., ADR	43,408,860
1,221,800		Philip Morris Cos., Inc.	57,974,410
1,883,000		Sara Lee Corp.	40,635,140
2,038,600		UST, Inc.	61,259,930
514,448	[2]	Viacom, Inc., Class B	22,620,279

		TOTAL	355,925,207

		Energy--6.7%
589,000		BP Amoco PLC, ADR	29,226,180
360,000		Chevron Corp.	31,608,000
1,005,800		Diamond Offshore Drilling, Inc.	39,578,230
610,000		Exxon Mobil Corp.	49,410,000
485,000		Sunoco, Inc.	15,728,550
129,905		Transocean Sedco Forex, Inc.	5,631,382
1,456,200		USX-Marathon Group, Inc.	39,244,590
552,300		Ultramar Diamond Shamrock Corp.	19,982,214

		TOTAL	230,409,146

		Financials--21.6%
570,345	[3]	ABB Ltd.	41,636,839
1,572,800		Allstate Corp.	65,963,232
792,700		BankAmerica Corp.	43,400,325
933,984		Bear Stearns Cos., Inc.	42,720,428
418,050		CIGNA Corp.	44,881,848
2,664,604		Conseco, Inc.	42,900,124
572,000		Countrywide Credit Industries, Inc.	28,228,200
1,314,000		First Union Corp.	43,362,000
669,450		J.P. Morgan Chase & Co.	30,058,305
985,200		Lincoln National Corp.	41,841,444
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
1,268,400		Loews Corp.	$75,355,644
732,000		MBIA, Inc.	59,057,760
380,050		Marsh & McLennan Cos., Inc.	36,116,151
952,600		PNC Financial Services Group	64,538,650
430,400		Stilwell Financial, Inc.	11,543,328
1,262,600	[1]	Washington Mutual, Inc.	69,127,350

		TOTAL	740,731,628

		Health Care--10.1%
1,001,000		Abbott Laboratories	47,237,190
503,075		Baxter International, Inc.	47,359,480
843,150		Bristol-Myers Squibb Co.	50,083,110
4,385,600	[2]	Healthsouth Corp.	56,530,384
1,376,500	[2]	Oxford Health Plans, Inc.	36,821,375
953,490		Pharmacia Corp.	48,027,291
661,000		Schering Plough Corp.	24,146,330
647,800		United Healthcare Group, Inc.	38,388,628

		TOTAL	348,593,788

		Technology--11.3%
1,403,500	[2]	Avaya, Inc.	18,245,500
1,650,135		Compaq Computer Corp.	30,032,457
695,300		Computer Associates International, Inc.	18,912,160
416,300	[2]	Computer Sciences Corp.	13,467,305
877,200		Electronic Data Systems Corp.	49,000,392
1,003,600		First Data Corp.	59,924,956
484,000		International Business Machines Corp.	46,551,120
563,800	[2]	Lexmark International Group, Inc., Class A	25,664,176
2,922,875	[1,2]	Lucent Technologies, Inc.	29,141,064
292,800	[2]	Micron Technology, Inc.	12,159,984
1,062,475		Motorola, Inc.	15,150,894
361,592		Nortel Networks Corp.	5,080,368
1,471,600	[2]	Novell, Inc.	7,358,000
1,639,350	[2]	Sun Microsystems, Inc.	25,196,810
1,302,800	[2]	Unisys Corp.	18,239,200
309,379	[1]	Veritas Software Corp.	14,305,685

		TOTAL	388,430,071

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--6.8%
1,936,100		Edison International	$24,472,304
876,990		El Paso Corp.	57,267,447
1,314,300		Entergy Corp.	49,943,400
836,800		FPL Group, Inc.	51,295,840
1,005,500		Montana Power Co.	14,177,550
883,200		Williams Cos., Inc.	37,845,120

		TOTAL	235,001,661

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,862,422,442)	3,270,062,024

		PREFERRED STOCKS--2.6%
		Consumer Cyclicals--0.4%
343,500		K Mart Financing, Conv. Pfd., $3.88	14,049,150

		Financials--1.0%
368,000		Metlife Capital Trust I, Conv. Pfd., $3.42	34,776,000

		Transportation--1.2%
835,500		Union Pacific Cap Trust, Conv. Pfd. $1.00	41,167,592

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $64,697,995)	89,992,742

		CORPORATE BONDS--0.7%
		Consumer Staples--0.7%
$18,500,000	[3]	Charter Communications, Inc., Conv. Bond, 5.75%, 10/15/2005 (identified cost $18,500,000)	23,182,905

		MUTUAL FUND--1.8%
60,619,253		Prime Value Obligations Fund, IS Shares (at net asset value)	60,619,253

		TOTAL INVESTMENTS (IDENTIFIED COST $3,006,239,690)[4]	$3,443,856,924

1 Certain shares are temporarily on loan to unaffiliated broker/dealers.

2 Non-income producing security.

3 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At March 31, 2001, these securities amounted to $64,819,744 which represents 1.9% of net assets.

4 The cost of investments for federal tax purposes amounts to $3,008,049,039. The net unrealized appreciation of investments on a federal tax basis amounts to $435,807,885 which is comprised of $799,656,224 appreciation and $363,848,339 depreciation at March 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($3,439,643,506) at March 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2001

Assets:
Total investments in securities, at value (identified cost $3,006,239,690)		$3,443,856,924
Short-term investments held as collateral for securities lending		139,452,781
Income receivable		4,812,506
Receivable for investments sold		7,499,703
Receivable for shares sold		7,389,051

TOTAL ASSETS		3,603,010,965

Liabilities:
Payable for investments purchased	$16,722,774
Payable for shares redeemed	4,041,232
Payable for collateral due to broker	139,452,781
Accrued expenses	3,150,672

TOTAL LIABILITIES		163,367,459

Net assets for 145,528,217 shares outstanding		$3,439,643,506

Net Assets Consist of:
Paid in capital		$2,967,826,357
Net unrealized appreciation of investments		437,617,234
Accumulated net realized gain on investments		32,829,121
Undistributed net investment income		1,370,794

TOTAL NET ASSETS		$3,439,643,506

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,648,584,224 ÷ 69,617,939 shares outstanding)		$23.68

Offering price per share (100/94.50 of $23.68)[1]		$25.06

Redemption proceeds per share		$23.68

Class B Shares:
Net asset value per share ($1,510,064,432 ÷ 64,012,076 shares outstanding)		$23.59

Offering price per share		$23.59

Redemption proceeds per share (94.50/100 of $23.59)[1]		$22.29

Class C Shares:
Net asset value per share ($176,692,525 ÷ 7,487,700 shares outstanding)		$23.60

Offering price per share		$23.60

Redemption proceeds per share (99.00/100 of $23.60)[1]		$23.36

Class F Shares:
Net asset value per share ($104,302,325 ÷ 4,410,502 shares outstanding)		$23.65

Offering price per share (100/99.00 of $23.65)[1]		$23.89

Redemption proceeds per share (99.00/100 of $23.65)[1]		$23.41

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $642,177)			$74,947,181
Interest			4,672,702

TOTAL INCOME			79,619,883

Expenses:
Investment adviser fee		$23,425,707
Administrative personnel and services fee		2,717,507
Custodian fees		187,664
Transfer and dividend disbursing agent fees and expenses		5,304,571
Directors'/Trustees' fees		39,698
Auditing fees		16,559
Legal fees		14,435
Portfolio accounting fees		232,479
Distribution services fee--Class B Shares		12,201,516
Distribution services fee--Class C Shares		1,398,009
Shareholder services fee--Class A Shares		4,203,597
Shareholder services fee--Class B Shares		4,067,172
Shareholder services fee--Class C Shares		466,003
Shareholder services fee--Class F Shares		285,497
Share registration costs		43,076
Printing and postage		471,280
Insurance premiums		7,218
Taxes		226,079
Miscellaneous		14,861

TOTAL EXPENSES		55,322,928

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(6,206)
Fees paid indirectly from directed brokerage agreements	(59,231)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(65,437)

Net expenses			55,257,491

Net investment income			24,362,392

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			75,689,048
Net change in unrealized depreciation of investments			(115,558,148)

Net realized and unrealized loss on investments			(39,869,100)

Change in net assets resulting from operations			$(15,506,708)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2001	2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$24,362,392	$11,197,397
Net realized gain on investments	75,689,048	84,487,948
Net change in unrealized depreciation of investments	(115,558,148)	(56,015,276)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(15,506,708)	39,670,069

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(16,766,147)	(10,546,813)
Class B Shares	(5,399,223)	--
Class C Shares	(661,372)	--
Class F Shares	(1,106,204)	(843,498)
Distributions from net realized gains on investments
Class A Shares	(53,605,606)	(34,738,302)
Class B Shares	(52,950,158)	(38,153,931)
Class C Shares	(5,966,764)	(3,849,961)
Class F Shares	(3,730,619)	(2,855,500)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(140,186,093)	(90,988,005)

Share Transactions:
Proceeds from sale of shares	766,773,059	1,146,997,915
Proceeds from shares issued in connection with the tax-free transfer of assets from a mutual fund	23,471,377	--
Proceeds from shares issued in connection with the tax-free transfer of assets from a common trust fund	--	2,156,473
Net asset value of shares issued to shareholders in payment of distributions declared	128,475,126	82,739,460
Cost of shares redeemed	(1,025,669,048)	(1,149,105,835)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(106,949,486)	82,788,013

Change in net assets	(262,642,287)	31,470,077

Net Assets:
Beginning of period	3,702,285,793	3,670,815,716

End of period (including undistributed net investment income of $1,320,228 and $890,782, respectively)	$3,439,643,506	$3,702,285,793

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$24.74	$24.90	$26.64	$21.40	$19.78
Income From Investment Operations:
Net investment income	0.25	0.17	0.21	0.29	0.23
Net realized and unrealized gain (loss) on investments	(0.28)	0.35	1.26	8.39	3.11

TOTAL FROM INVESTMENT OPERATIONS	(0.03)	0.52	1.47	8.68	3.34

Less Distributions:
Distributions from net investment income	(0.24)	(0.16)	(0.20)	(0.21)	(0.21)
Distributions from net realized gain on investments	(0.79)	(0.52)	(3.01)	(3.23)	(1.51)

TOTAL DISTRIBUTIONS	(1.03)	(0.68)	(3.21)	(3.44)	(1.72)

Net Asset Value, End of Period	$23.68	$24.74	$24.90	$26.64	$21.40

Total Return[2]	(0.17%)	1.97%	6.31%	43.95%	17.40%

Ratios to Average Net Assets:

Expenses	1.16%	1.16%	1.11%	1.14%	1.17%

Net investment income	1.04%	0.68%	0.87%	0.84%	0.95%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	0.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,648,584	$1,671,780	$1,621,527	$1,457,925	$638,082

Portfolio turnover	23%	36%	44%	63%	88%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$24.67	$24.87	$26.61	$21.40	$19.79
Income From Investment Operations:
Net investment income (net operating loss)	0.07	(0.02)	0.03	0.06	0.05
Net realized and unrealized gain (loss) on investments	(0.28)	0.34	1.26	8.41	3.12

TOTAL FROM INVESTMENT OPERATIONS	(0.21)	0.32	1.29	8.47	3.17

Less Distributions:
Distributions from net investment income	(0.08)	--	(0.02)	(0.03)	(0.05)
Distributions from net realized gain on investments	(0.79)	(0.52)	(3.01)	(3.23)	(1.51)

TOTAL DISTRIBUTIONS	(0.87)	(0.52)	(3.03)	(3.26)	(1.56)

Net Asset Value, End of Period	$23.59	$24.67	$24.87	$26.61	$21.40

Total Return[2]	(0.90%)	1.19%	5.54%	42.78%	16.49%

Ratios to Average Net Assets:

Expenses	1.91%	1.91%	1.86%	1.89%	1.95%

Net investment income (net operating loss)	0.31%	(0.07%)	0.13%	0.11%	0.18%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$1,510,064	$1,721,729	$1,738,564	$1,201,402	$540,995

Portfolio turnover	23%	36%	44%	63%	88%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$24.68	$24.88	$26.61	$21.40	$19.80
Income From Investment Operations:
Net investment income (net operating loss)	0.07	(0.02)	0.03	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.27)	0.34	1.27	8.42	3.12

TOTAL FROM INVESTMENT OPERATIONS	(0.20)	0.32	1.30	8.47	3.16

Less Distributions:
Distributions from net investment income	(0.09)	--	(0.02)	(0.03)	(0.05)
Distributions from net realized gain on investments	(0.79)	(0.52)	(3.01)	(3.23)	(1.51)

TOTAL DISTRIBUTIONS	(0.88)	(0.52)	(3.03)	(3.26)	(1.56)

Net Asset Value, End of Period	$23.60	$24.68	$24.88	$26.61	$21.40

Total Return[2]	(0.88%)	1.19%	5.55%	42.78%	16.42%

Ratios to Average Net Assets:

Expenses	1.91%	1.91%	1.86%	1.89%	1.95%

Net investment income (net operating loss)	0.29%	(0.07%)	0.12%	0.11%	0.18%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$176,693	$185,063	$175,843	$134,773	$69,990

Portfolio turnover	23%	36%	44%	63%	88%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$24.71	$24.88	$26.61	$21.40	$19.78
Income From Investment Operations:
Net investment income	0.27	0.17	0.21	0.22	0.20
Net realized and unrealized gain (loss) on investments	(0.30)	0.34	1.27	8.43	3.13

TOTAL FROM INVESTMENT OPERATIONS	(0.03)	0.51	1.48	8.65	3.33

Less Distributions:
Distributions from net investment income	(0.24)	(0.16)	(0.20)	(0.21)	(0.20)
Distributions from net realized gain on investments	(0.79)	(0.52)	(3.01)	(3.23)	(1.51)

TOTAL DISTRIBUTIONS	(1.03)	(0.68)	(3.21)	(3.44)	(1.71)

Net Asset Value, End of Period	$23.65	$24.71	$24.88	$26.61	$21.40

Total Return[2]	(0.17%)	1.94%	6.36%	43.80%	17.39%

Ratios to Average Net Assets:

Expenses	1.16%	1.16%	1.11%	1.14%	1.19%

Net investment income	1.07%	0.68%	0.87%	0.86%	0.94%

Expense waiver/reimbursement[3]	0.00%[4]	--	--	--	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$104,302	$123,714	$134,881	$129,458	$85,151

Portfolio turnover	23%	36%	44%	63%	88%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2001

ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to seek growth of capital and income by concentrating the area of investment decision in the securities of high-quality companies.

On December 3, 1999, the Fund acquired all the net assets of Fort Madison Bank and Trust Common Trust Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
86,190	$2,156,473	$1,694,671		$3,943,121,675	$2,156,473	$3,945,278,148

1 Unrealized Appreciation is included in the Common Trust Fund Net Assets Received amount shown above.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers, Inc. (IAI) Growth and Income Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI Growth and Income Fund Net Assets Received	Unrealized Appreciation	[2]	Net Assets of the Fund Prior to Combination	Net Assets of IAI Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
928,456	$23,471,377	$3,159,449		$3,681,491,209	$23,471,377	$3,704,962,586

2 Unrealized Appreciation is included in the IAI Growth and Income Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Investments in other open-end investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid In Capital
$50,566	$(106,129)	$55,563

Net investment income, net realized gains/losses and net assets were not affected by these reclassifications.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

At March 31, 2001, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$138,990,373	$139,452,781

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2001, par value shares ($0.20 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	125,000,000
Class B Shares	125,000,000
Class C Shares	125,000,000
Class F Shares	125,000,000
TOTAL	500,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2001		2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	22,352,654	$549,261,522	22,768,346	$574,906,794
Shares issued in connection with the tax-free transfer of assets from a Mutual Fund	928,456	23,471,377	--	--
Shares issued in connection with the tax-free transfer of assets from a Common Trust Fund	--	--	86,190	2,156,473
Shares issued to shareholders in payment of distributions declared	2,582,010	63,070,410	1,529,350	39,587,541
Shares redeemed	(23,826,123)	(585,958,503)	(21,912,496)	(549,187,290)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,036,997	$49,844,806	2,471,390	$67,463,518

Year Ended March 31	2001		2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	6,874,113	$167,706,078	18,854,524	$480,573,533
Shares issued to shareholders in payment of distributions declared	2,252,685	54,722,505	1,380,839	36,036,354
Shares redeemed	(14,895,470)	(364,070,649)	(20,350,448)	(503,640,825)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(5,768,672)	$(141,642,066)	(115,085)	$12,969,062

Year Ended March 31	2001		2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,837,152	$44,731,041	2,930,413	$73,888,427
Shares issued to shareholders in payment of distributions declared	253,813	6,167,892	140,378	3,662,744
Shares redeemed	(2,102,775)	(51,414,959)	(2,639,486)	(65,391,276)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(11,810)	$(516,026)	431,305	$12,159,895

Year Ended March 31	2001		2000
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	207,141	$5,074,418	699,432	$17,629,161
Shares issued to shareholders in payment of distributions declared	185,100	4,514,319	133,418	3,452,821
Shares redeemed	(989,269)	(24,224,937)	(1,247,578)	(30,886,444)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(597,028)	$(14,636,200)	(414,728)	$(9,804,462)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(4,340,513)	$(106,949,486)	2,372,882	$82,788,013

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the period ended March 31, 2001, the Fund's expenses were reduced by $59,231 under these arrangements.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended March 31, 2001, were as follows:

Purchases	$818,115,036

Sales	$1,089,446,913

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $71,027,441 as long-term capital gain dividends for the year ended March 31, 2001.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED AMERICAN LEADERS FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund, Inc. (the "Fund") as of March 31, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the years ended March 31, 2001 and 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three years ended March 31, 1999 were audited by other auditors whose report dated May 20, 1999 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund, Inc. as of March 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 7, 2001

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated American Leaders Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400

8042504 (5/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.